Pacific InterMedia, Inc.                                           Annual Report
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[Exhibit 32.2]

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)
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I, Bob Van Leyen, Chief Financial Officer (principal financial and accounting officer) of Pacific InterMedia, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the AnnualReport on Form 10-KSB for the period ended August 31, 2003 (the "Report") of the Registrant, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 8, 2003

/s/ Bob Van Leyen
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Bob Van Leyen
Chief Financial Officer